AMENDMENT NO. 1 TO AMENDED AND
RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”) dated as of January 7, 2008, to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 30, 2007 among SPORT SUPPLY GROUP, INC., a Delaware corporation (“Borrower”), the financial institutions or other entities listed on the signature pages hereto (each, a “Lender”), MERRILL LYNCH COMMERCIAL FINANCE CORP. (an assignee of Merrill Lynch Business Financial Services Inc.’s interests) (“MLCFC”), as a Lender (including as the Lender of WCMA Loans), as Administrative Agent (in such capacity, the “Administrative Agent”), Sole Bookrunner and Sole Lead Arranger.

BACKGROUND

Borrower, Administrative Agent and Lenders are parties to an Amended and Restated Credit Agreement dated as of October 30, 2007 (as amended, restated, supplemented or otherwise modified to date, the “Credit Agreement”) pursuant to which Administrative Agent and Lenders provide Borrower with certain financial accommodations.

Borrower has requested that Administrative Agent and Lenders amend the Credit Agreement, and Administrative Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

MLCFC has advised Borrower and the other Lenders that Merrill Lynch Business Financial Services Inc. (“MLBFS”), as a Lender (including as the Lender of WCMA Loans), has assigned to MLCFC its rights and obligations under, and interests in and to, the Credit Agreement and the other Financing Documents, and that MLBFS has resigned as Administrative Agent under the Credit Agreement and has appointed MLCFC as successor Administrative Agent.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have shall have the meanings given to them in the Credit Agreement.

2. Amendment to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Section 5.4 of the Credit Agreement is hereby amended by deleting the reference to “$5,000,000” contained in clause (c) of that section and by inserting “$10,000,000” in its place.

3. New Lender and Successor Administrative Agent.

(a) Borrower, Lenders and Administrative Agent each hereby acknowledge, and waive any non-compliance by MLBFS or MLCFC with the Credit Agreement (including, without limitation, Section 12.6 of the Credit Agreement) or any other Financing Documents in respect of, the assignment, effective as of December 29, 2007, by MLBFS to MLCFC of all of MLBFS’s rights and obligations under, and interests in and to, the Credit Agreement and the other Financing Documents.

(b) Notwithstanding the provisions of the Credit Agreement, Borrower, Lenders and Administrative Agent each hereby acknowledge, and Lenders each hereby consent and agree to, the resignation, effective as of December 29, 2007, of MLBFS as Administrative Agent under the Credit Agreement and the appointment, effective as of December 29, 2007, of MLCFC as successor Administrative Agent.

4. Condition to Effectiveness. This Amendment shall become effective upon the due execution by each of Borrower, Dixie Sporting Goods Co., Inc., Kesslers Team Sports, Inc., Lenders and Administrative Agent of a counterpart of this Amendment and delivery of each such counterpart to Administrative Agent.

5. Representations and Warranties. Borrower hereby represents and warrants that: (a) this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms; (b) upon the effectiveness of this Amendment, Borrower and each Guarantor hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Financing Documents to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, except to the extent that any such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct as of such earlier date; and (c) no Default or Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.

6. Effect on the Credit Agreement. Except as specifically amended herein, the Credit Agreement, and all other Financing Documents shall remain in full force and effect, and are hereby ratified and confirmed. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to “Merrill Lynch” and “Merrill Lynch Business Financial Services Inc.” shall mean and be a reference to MLCFC. Except as expressly provided in Section 3 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois, without regard to conflicts of laws principles.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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[SIGNATURE PAGE TO AMENDMENT NO. 1
TO SSG AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

SPORT SUPPLY GROUP, INC.

By:
John Pitts, Chief Financial Officer

MERRILL LYNCH COMMERCIAL FINANCE CORP., as Administrative Agent and a Lender (including as WCMA Lender)

By:
Brian Talty, Vice President

BANK OF AMERICA, N.A., as a Lender

By:
Charles Dale, Vice President

Consented to and Agreed:

DIXIE SPORTING GOODS CO., INC.

By:
John Pitts, Chief Financial Officer

KESSLERS TEAM SPORTS, INC.

By:
John Pitts, Chief Financial Officer